Exhibit 10.9

INFRAREIT, INC.

AMENDED AND RESTATED

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Dated as of January 29, 2015

TABLE OF CONTENTS

i

INFRAREIT, INC.

AMENDED AND RESTATED

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of January 29, 2015, among InfraREIT, Inc., a Maryland corporation (together with its successors and assigns, the “Company”), and each of the persons listed on the attached Schedule A who become signatories to this Agreement (each, an “Initial Holder” and collectively, the “Initial Holders”).

RECITALS

WHEREAS, some of the Initial Holders and InfraREIT, L.L.C., a Delaware limited liability company formerly known as Electric Infrastructure Alliance of America, L.L.C. (the “Predecessor Company”), were parties to a Registration Rights and Lock-Up Agreement, dated as of November 23, 2010 (the “Original Agreement”);

WHEREAS, the Company is contemplating a firmly underwritten public offering (the “Offering”) of shares of the Company’s common stock, par value $0.01 per share (“Common Shares”), registered under the Securities Act (as defined below);

WHEREAS, immediately following the closing of the Offering (the “Closing”), the Predecessor Company will merge (the “Merger”) with and into the Company, with the Company surviving as the general partner of InfraREIT Partners, L.P., a Delaware limited partnership formerly known as Electric Infrastructure Alliance of America, L.P. (together with its successors and assigns, the “Operating Partnership”);

WHEREAS, certain Initial Holders are owners, or will become owners immediately following the consummation of the Merger, of Partnership Units (as defined below) and as such are granted a Redemption Right (as defined below) under the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership that will become effective upon the Closing (as it may be amended, supplemented or otherwise modified from time to time, the “Partnership Agreement”), pursuant to which such Initial Holders may receive Common Shares calculated in accordance with the Partnership Agreement and such Initial Holders have elected to become Holders (as defined below) under this Agreement;

WHEREAS, upon consummation of the Merger, certain Initial Holders will hold Common Shares directly and will hold additional Common Shares upon the conversion of shares of Class A common stock, par value $0.01 per share, and Class C common stock, par value $0.01 per share, of the Company into Common Shares on or about 32 days following the date of the Closing in accordance with the Amended and Restated Charter of the Company (the “Charter”); and

WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety to substitute the Company for the Predecessor Company and record their understanding regarding the registration and transfer of Registrable Securities.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used in this Agreement (including exhibits, schedules and amendments) shall have the meanings set forth below or in the Section of this Agreement referred to below, except as otherwise expressly indicated or limited by the context in which they appear in this Agreement.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Board of Directors” or “Board” means the board of directors of the Company or any similar governing body of its successors and assigns.

“Business Day” means any day other than a Saturday, Sunday or other day in which commercial banks in New York, New York are authorized or required by law or executive order to be closed; provided that as long as Marubeni Corporation or its Controlled Affiliate is a Founding Investor, “Business Day” shall also exclude each public holiday in Tokyo, Japan if Marubeni Corporation or such Controlled Affiliate has delivered to the Company at least ten (10) days prior to the end of a calendar year a list of public holidays in Tokyo, Japan during the next calendar year.

“Charter” has the meaning set forth in the recitals to this Agreement.

“Closing” has the meaning set forth in the recitals to this Agreement.

“Closing Price” means the last reported sale price of a unit of a security regular way on a given day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange or such other principal national securities exchange on which the security is listed or admitted to trading, or, if the security is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any nationally recognized member of FINRA selected from time to time by the Company, reasonably and in good faith, for that purpose, or, if no such prices are furnished, the fair market value of the security as estimated by the Company using an identical valuation formula to that used in determining the pricing for the Company’s then most-recent sale of more than thirty five million dollars ($35,000,000) of similar securities to unaffiliated third parties, or if no such sale has occurred, as determined in good faith by the Board, which estimate shall be prepared at the expense of the Company; provided that any determination of the “Closing Price” of any security hereunder shall be based on the assumption that such security is freely transferable without registration under the Securities Act.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Shares” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Controlled Affiliate” means, with respect to any Founding Investor, (a) any corporation, limited liability company, joint venture or other Entity of which a majority of the economic interest, and either (x) a majority of the voting power or (y) the right to direct the disposition of a majority of the shares of capital stock, membership interests, partnership interests or other equity interests and options or warrants to acquire, or securities convertible into, capital stock, membership interests, partnership interests or other equity securities of such Entity, are held, directly or indirectly, by such Founding Investor or by another Person in respect of which such Founding Investor is a Controlled Affiliate, or (b) any corporation, limited liability company, joint venture or other Entity of which such Founding Investor controls the voting power in such Entity and has the right to direct the disposition of the assets of such Entity.

“Entity” means any general partnership, limited partnership, proprietorship, corporation, joint venture, joint stock company, limited liability company, limited liability partnership, business trust, estate, governmental entity, cooperative, association or other foreign or domestic enterprise, including accounts or funds managed by a Holder or any of its subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of reference.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Founding Investor” means each of John Hancock Life Insurance Company (U.S.A.), Marubeni Corporation, Teachers Insurance and Annuity Association of America, the OpTrust Original Founding Investor and Hunt-InfraREIT, L.L.C. (formerly known as Hunt EIAA, L.L.C.).

“GAAP” means generally accepted accounting principles in the United States, as consistently applied by the Company and the Operating Partnership.

“Holder” means (i) any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Partnership Agreement or the Charter, as applicable, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such owner, assignee or transferee acquires such Registrable Security in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act and (ii) any other Person who becomes a Holder in accordance with Section 4.5(a) hereof.

“Holder Notice” has the meaning set forth in Section 3.1(f).

“Initial Holder” and “Initial Holders” have the meaning set forth in the preamble to this Agreement.

“Issuer Shelf Registration Statement” has the meaning set forth in Section 3.1(b).

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Offering” has the meaning set forth in the recitals to this Agreement.

“Operating Partnership” has the meaning set forth in the recitals to this Agreement.

“OpTrust Original Founding Investor” means, collectively, OPSEU Pension Plan Trust Fund, OpTrust Infrastructure N.A. Inc., and any other Controlled Affiliate of OPSEU Pension Plan Trust Fund which holds Common Shares as of the date of this Agreement.

“Original Agreement” has the meaning set forth in the recitals to this Agreement.

“Partnership Agreement” has the meaning set forth in the recitals to this Agreement.

“Partnership Unit” has the meaning set forth in the Partnership Agreement.

“Permitted Transferee” has the meaning set forth in the Partnership Agreement.

“Person” means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other Entity.

“Prospectus” means the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange, NYSE Amex, the NASDAQ Stock Market or another national securities exchange, or any successor to any of the foregoing.

“Redeemable Units” means Partnership Units that are redeemable for Common Shares pursuant to the Redemption Right.

“Redemption Right” has the meaning set forth in the Partnership Agreement.

“Registrable Securities” means, with respect to any Holder, (a) all Common Shares owned, either of record or beneficially, by the Holder, (b) any Common Shares that may be issued upon redemption of Redeemable Units held by the Holder that are exchanged for Common Shares upon a redemption of Partnership Units pursuant to the Partnership Agreement, (c) any securities issued upon conversion or exchange of such Common Shares, or (d) any securities issued or issuable with respect to such Common Shares by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, including securities issued or issuable as a dividend or other distribution with respect to or in replacement of any shares referred to above. As to any particular Registrable Securities, they shall cease to be Registrable Securities at the earliest time as one of the following shall have occurred: (i) a registration statement (including a Resale Shelf Registration Statement) covering the sale or other transfer of such Common Shares has been declared effective by the Commission and all such Common Shares have been disposed of pursuant to such effective registration statement; (ii) such shares (other than Restricted Shares) were issued pursuant to an effective registration statement (including an Issuer Shelf Registration Statement) and are freely tradeable by the Holder without restriction; (iii) such Common Shares have been publicly sold under Rule 144; (iv) such Common Shares are held by each Holder who is an Affiliate of the Company if all of such Common Shares are eligible for sale pursuant to Rule 144 and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i); (v) such Common Shares are held by Holders who are not Affiliates of the Company that are eligible for sale pursuant to Rule 144(d); or (vi) such Common Shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such Common Shares not bearing the Securities Act restricted stock legend and such Common Shares subsequently may be publicly resold or otherwise transferred by such transferee without restriction or registration under the Securities Act. For the avoidance of doubt, Registrable Securities shall be deemed to include all Common Shares held by a Holder, including Common Shares issuable upon redemption of Redeemable Units, without regard to the ownership limitations set forth in the Charter, to the maximum extent necessary to accommodate the sale of Common Shares pursuant to a registered offering in accordance with Section 8.7.C of the Partnership Agreement.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including: (i) all applicable registration and filing fees imposed by the Commission, FINRA or any other self-regulatory organization; (ii) all fees and expenses incurred in connection with compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of FINRA; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3.2(m); (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance; and (vi) the fees and expenses, not to exceed $100,000 in the aggregate for all Shelf Registrations effected pursuant to this Agreement, of one counsel for all the Holders (which counsel shall be chosen by the Holders and be reasonably acceptable to the Company). Registration Expenses shall specifically exclude underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Selling Holder, all of which shall be borne by such Holder in all cases.

“Requesting Holders” has the meaning set forth in Section 3.1(f).

“Resale Rules” has the meaning set forth in Section 3.7.

“Resale Shelf Registration Statement” has the meaning set forth in Section 3.1(a).

“Restricted Shares” means Common Shares issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144 or would otherwise be subject to volume limitations under Rule 144.

“Rule 144” means Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of reference.

“Selling Expenses” means (a) any underwriting discounts and commissions or similar charges attributable to the sale of Registrable Shares included in a registration, (b) any transfer taxes relating to the sale or disposition of Registrable Securities by a Selling Holder or (c) any other expenses of the Selling Holders that do not constitute Registration Expenses.

“Selling Holder” means any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

“Shelf Registration” means a registration required pursuant to Section 3.1.

“Shelf Registration Statement” means a Resale Shelf Registration Statement or an Issuer Shelf Registration Statement, as applicable.

“Suspension Notice” has the meaning set forth in Section 3.3(a).

“Transfer” means, whether by operation of law or otherwise, any sale, transfer, distribution, assignment, bequest, lease, pledge, hypothecation, encumbrance, grant of a security interest in, or grant, issue, sale or conveyance of any option, warrant or right to acquire or to otherwise dispose of, transfer, or permit to be transferred (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common

Shares or Partnership Units, (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Shares, but excluding (i) the exchange or conversion of any security of the Company for Common Shares or the Operating Partnership for Partnership Units or (ii) the redemption of Partnership Units pursuant to Section 8.7 of the Partnership Agreement, as applicable, (c) any transfer or other disposition of any interest in Common Shares or Partnership Units as a result of a change in the marital status of the holder thereof), and (d) any change in the citizenship or country of formation, incorporation, organization or domicile of the holder of Common Shares or Partnership Units). For clarity, a “Transfer” shall include any transaction, occurrence or event described in the foregoing clauses (a), (b), (c) or (d) that is effected, occurs or arises directly or indirectly, including without limitation, by a sale, transfer or assignment of a controlling interest in a Holder or by way of a merger, consolidation, business combination or similar transaction; provided, however, for any Holder which has issued securities of a class that are Publicly Traded (or securities of a class which are similarly traded publicly on a securities exchange or market in any other jurisdiction), “Transfer” shall not include a sale of any such securities of a class which are so publicly traded. The term “Transferred” shall have correlative meanings.

“Underwriting Notice” has the meaning set forth in Section 3.1(f).

“Violation” has the meaning set forth in Section 3.6(a).

Section 1.2 Interpretation. Unless the context otherwise requires: (i) a technical accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (ii) “or” is not exclusive; (iii) references to “Articles,” “Sections” and “Exhibits” refer to the articles, sections and the exhibits to this Agreement, unless explicitly stated or the context requires otherwise; (iv) “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; (v) references to statutes, regulations and rules include subsequent amendments and successors thereto unless the context otherwise requires; (vi) the various headings of this Agreement are provided herein for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof; (vii) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter; (viii) “including” means “including, without limitation”; and (ix) if any payment hereunder shall become due on any day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

ARTICLE 2

LOCK-OUT PERIOD FOR OFFERING

Section 2.1 Lock-Out Period for Offering. Each Holder hereby acknowledges and agrees that it is subject to the lock-out period described in Section 2.1 of the Original Agreement, and, in furtherance of such provision, has executed a lock-up agreement with the underwriters in connection with the Offering, pursuant to which such Holder has agreed not to Transfer any Registrable Securities for a period of time following the closing of the Offering subject to the terms and conditions of such lock-up agreement.

ARTICLE 3

REGISTRATION RIGHTS

Section 3.1 Shelf Registration Under the Securities Act.

(a) Filing of Resale Shelf Registration Statement. The Company shall use its commercially reasonable efforts to cause to be filed on the first Business Day after the first anniversary of the Closing, or as soon as reasonably practicable thereafter, a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Shelf Registration Statement”) and providing for the sale by the Holders of all, but not less than all, of their Registrable Securities in accordance with the terms hereof and will use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission as soon thereafter as is practicable. The Company agrees to use its commercially reasonable efforts to keep the Resale Shelf Registration Statement with respect to the Registrable Securities continuously effective for a period expiring on the date on which all remaining Registrable Securities covered by the Resale Shelf Registration Statement have been sold. Subject to Section 3.2(b) below, the Company further agrees to amend the Resale Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for the Resale Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder.

(b) Filing of an Issuer Shelf Registration Statement. The Company may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 3.1(a) above with respect to Common Shares issuable upon redemption of Partnership Units pursuant to the Partnership Agreement (the “Redeemable Units”) by preparing and filing with the Commission no later than ten (10) Business Days after the first anniversary of the Closing, or as soon as reasonably practicable thereafter, a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (an “Issuer Shelf Registration Statement”) providing for the issuance by the Company of Common Shares registered under the Securities Act, from time to time, to the Holders of such Redeemable Units in lieu of the Operating Partnership’s obligation to pay cash for such Redeemable Units. The Company shall use commercially reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof. The Company shall use commercially reasonable efforts, subject to Sections 3.1(d) and 3.3 hereof, to keep the Issuer Shelf Registration Statement continuously effective for a period expiring on the date all of the Common Shares covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto. If the Company shall exercise its rights under this Section 3.1(b), Holders (other than Holders of Restricted Shares) shall have no right to have Common Shares issued or issuable upon exchange of the Redeemable Units included in a Resale Shelf Registration Statement pursuant to Section 3.1(a) above.

(c) Inclusion in Shelf Registration Statement. Each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company as promptly as practicable after receipt of the Company’s request for such document, but in no event later than twenty (20) Business Days thereafter, shall be entitled to have its Registrable Securities included in the applicable Shelf Registration Statement and shall be named as a selling securityholder in such Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the applicable Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to such Shelf Registration Statement not less frequently than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(d) Subsequent Filing. The Company shall prepare and file such additional registration statements as necessary every three (3) years and use commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective, subject to Section 3.3 hereof, with respect to resales of Registrable Securities as of and for the periods required under Section 3.1(a) or (b) hereof, as applicable, such subsequent registration statements to constitute an Issuer Shelf Registration Statement or a Resale Shelf Registration Statement, as the case may be, hereunder.

(e) Expenses. Except as provided herein, the Company shall pay all Registration Expenses in connection with the registration pursuant to Section 3.1(a) and Section 3.1(b) and the performance of the Company’s obligations under this Section 3.1 and Section 3.2. The Company shall not be liable for any underwriting or brokerage discounts and commissions, the fees and expenses of counsel retained by any Holder (other than the fees and expenses, not to exceed $100,000 in the aggregate for all Shelf Registrations effected pursuant to this Agreement, of one counsel reasonably acceptable to the Company for all the Holders, which fees and expenses of counsel are Registration Expenses hereunder), and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement or Rule 144.

(f) Underwritten Offering.

(i) If any of the Registrable Securities covered by the Shelf Registration are to be sold in an underwritten public offering, one or more Holders intending to pursue such underwritten offering (the “Requesting Holders”) shall deliver a notice to the Company of such intent (the “Holder Notice”), and within ten (10) Business Days after receipt of the notice of intent from such Holder for an underwritten offering, the Company shall give written notice (the “Underwriting Notice”) of such notice of intent to all other Holders and such other Holders shall be entitled to include in such an underwritten offering all or part of their respective Registrable Securities by notice to the Company for inclusion therein within fifteen (15) Business Days after the Underwriting Notice is given. All notices made pursuant to this Section 3.1(f) shall specify the aggregate number of Registrable Securities to be included. The

Company agrees to cooperate with any such request for an underwritten offering and to take all such other reasonable actions in connection therewith as provided in Section 3.2(p); provided that (x) the Holder Notice must be delivered by Requesting Holders that hold in the aggregate at least ten percent (10%) of the then outstanding Registrable Securities and (y) the Registrable Securities to be included in such underwritten public offering shall have an aggregate value equal to or greater than fifty million dollars ($50,000,000), based upon the Closing Price as of the date of receipt of the Holder Notice by the Company; and provided, further, that the Company shall not be obligated to effect more than four (4) underwritten offerings hereunder; and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering within ninety (90) days following the last date on which an underwritten offering was effected pursuant to this Section 3.1(f) or if longer, the length of any lock-up required by the underwriters in the prior underwritten offering; and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering if the Company responds to the Holder Notice with an indication that the Company has the good faith intention to commence, within 90 days of the Holder Notice, an underwritten primary offering to which Section 3.5 will apply, in which case the Holders may not request an underwritten offering pursuant to this Section 3.1(f) during such 90-day period (the Company may not exercise its rights under this proviso more than one time during any 12-month period).

(ii) In the case of any firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Shares, the Company will include in such offering the number of Registrable Securities that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Shares. In such event, the number of Registrable Securities to be offered for the account of each Holder requesting to include Registrable Securities in such offering (including the Holder providing the initial Holder Notice) shall be reduced pro rata on the basis of the relative number of Registrable Securities requested by each such Holder to be included in such offering to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters.

(iii) No Person may participate in any underwritten offerings hereunder unless such Person (A) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article 3.

(g) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold in an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering and to approve the underwriting arrangements; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably acceptable to the Selling Holders holding a majority of the Registrable Securities to be sold in the underwritten offering.

(h) Company’s Ability to Delay. The Company may delay the filing of a registration statement under this Section 3.1 only if it would be entitled to delay such filing pursuant to, and for such time as is permitted by, Section 3.3 below.

(i) Form S-3. The Company agrees to use its commercially reasonable efforts to meet the general eligibility requirements under the Securities Act for the use of a registration statement on Form S-3.

Section 3.2 Registration Procedures. In connection with the obligations of the Company with respect to the applicable Shelf Registration Statement contemplated by Section 3.1, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible after the Company’s obligations vest under Section 3.1:

(a) prepare and file with the Commission the Shelf Registration Statement, which shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Selling Holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith;

(b) (i) prepare and file with the Commission such amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders thereof;

(c) promptly furnish to each Selling Holder of Registrable Securities, without charge, as many copies of each Prospectus and any amendment or supplement thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Selling Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

(d) use its commercially reasonable efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by a Selling Holder, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3.2(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

(e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) the Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

(g) furnish to each Selling Holder of Registrable Securities, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the Selling Holders may reasonably request at least ten (10) Business Days prior to any sale of Registrable Securities; and in connection therewith, if required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of a Shelf Registration Statement, cause an opinion of counsel as to the effectiveness of such Shelf

Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Selling Holder of such Registrable Securities under such Shelf Registration Statement;

(i) upon the occurrence of any event contemplated by clause (v) of Section 3.2(e), use its commercially reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

(j) make available for inspection by the Holders of Registrable Securities and any counsel, accountants or other representatives retained by such Holders all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, trustees and employees of the Company to supply all such records, documents or information reasonably requested by such Holders, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential and notifies such Holders, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Holders, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

(k) a reasonable time prior to the filing of the Shelf Registration Statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities;

(l) provide one (1) legal counsel to the Holders (which counsel shall be chosen by the Holders and be reasonably acceptable to the Company) with an opportunity to review and comment upon each Shelf Registration Statement and any related Prospectus included therein at least five (5) Business Days prior to their initial filing with the Commission and upon all amendments and supplements thereto such lesser period prior to their filing with the Commission as shall be reasonable and appropriate under the circumstances, and the Company shall not file any documents to which such legal counsel to the Holders reasonably objects in writing (it being agreed that such writing may for this purpose be in electronic format); provided that any fees and expenses of such counsel shall be borne by the parties as provided in Section 3.1(e);

(m) use its commercially reasonable efforts to cause all Registrable Securities to be listed on any national securities exchange on which similar securities issued by the Company are then listed;

(n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Shelf Registration Statement;

(o) use its commercially reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(p) if requested by a Selling Holder or any underwriters engaged by such Selling Holder for purposes of distributing the Registrable Securities, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the underwriters or such Selling Holder) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters with respect to the business of the Company and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain customary opinions of counsel to the Company and updates thereof (which shall be in form and substance reasonably satisfactory to the Selling Holders or to the underwriters and their counsel, as the case may be), addressed to such Selling Holder and, if applicable, each of the underwriters; (iii) obtain “cold comfort” letters and updates thereof from the independent registered public accountants of the Company, addressed to such Selling Holder and, if applicable, each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with any such offerings (in each case, to the extent permitted by applicable accounting rules and guidelines); (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters than those set forth in Section 3.6 and cross indemnification by the underwriters in form and substance as is customary in connection with such offering, in favor of the Company or the Selling Holders, as the case may be; and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters and their counsel to evidence the continued validity of the representations and warranties made pursuant to clause (i) above of this Section 3.2(p) and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company;

(q) otherwise comply in all material respects with all applicable rules and regulations of the Commission that are applicable to the Company in connection with any Shelf Registration Statement and the disposition of all Registrable Securities covered by such Shelf Registration Statement, including by filing with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act in order to keep any Shelf Registration Statement effective; and

(r) subject to the foregoing, take all other reasonable actions necessary to facilitate disposition by the Holders pursuant to such Shelf Registration Statement.

Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.2(e)(iii), (iv) and (v) hereof or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of Section 3.2(e)(v) hereof or, if applicable, Section 3.3 hereof, copies of any supplemented or amended prospectus contemplated by Section 3.2(e)(v) hereof or, if applicable, prepared under Section 3.3 hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

The Company may require each Selling Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Selling Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

In connection with and as a condition to the Company’s obligations with respect to the Shelf Registration Statement pursuant to Section 3.1 and this Section 3.2, each Selling Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated by Section 3.2(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3.2(e); (ii) such Holder and any of its officers, directors or Affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with sales of Registrable Securities pursuant to the Shelf Registration Statement; and (iii) such Selling Holder and any of its officers, directors or Affiliates, if any, must enter into such customary written agreements as the Company shall reasonably request to ensure compliance with clause (ii) above.

Section 3.3 Suspension of Use of the Shelf Registration Statement.

(a) Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in Section 3.1(a), Section 3.2(a), clauses (i), (ii) or (iii) of Section 3.2(b), Section 3.2(d) or Section 3.2(i) with respect to each Holder holding Registrable Securities, and each Holder holding Registrable Securities agrees not to effect any sale of Registrable Securities through the Shelf Registration Statement, for a period not to exceed ninety (90) days from the date of the Suspension Notice (as defined below) in the event that the Company delivers written notice (each, a “Suspension Notice”) to each such Selling Holder of Registrable Securities to the effect that in the good faith judgment of the Board, as a result of a pending material corporate development or transaction, it would be seriously detrimental to the Company or its stockholders to cause the Shelf Registration Statement or such filings to be made or to become effective or to amend or supplement the Shelf Registration Statement or to permit the continued use thereof and that such Selling Holder may not make offers or sales under the Shelf Registration Statement for a period not to exceed ninety (90) days from the date of such Suspension Notice; provided, however, that the Company may deliver only two (2) such Suspension Notices within any twelve (12) month period and the period(s) of time addressed by such Suspension Notices shall not exceed one hundred twenty (120) days in the aggregate in any twelve (12) month period.

(b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any similar successor rule, or if a post-effective amendment must be filed to update the prospectus pursuant to Section 10(a)(3) of the Securities Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration Statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a Shelf Registration Statement, and the Company shall use commercially reasonable efforts to file the required reports or post-effective amendment or obtain and file the financial information required to be included or incorporated by reference, as applicable, as promptly as commercially practicable, and shall notify the Holders as promptly as practicable when such suspension is no longer required.

Section 3.4 Lockout Periods for Holder Sales. In the event (a) of an underwritten offering covered by the Shelf Registration following the delivery of an Underwriting Notice or (b) the Company intends to issue shares of beneficial interest to the public in an underwritten offering after the Closing, each Holder agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect any Transfer of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144, except with the consent of the managing underwriter or underwriters, during the period reasonably required by the underwriter or underwriters for such offering, which shall not be longer than the period beginning ten (10) Business Days prior to the consummation of such underwritten offering and ending on the day that is ninety (90) days after the consummation of such underwritten offering; provided that the foregoing restriction shall not apply with respect to any non-public Transfer by any Holder to a Permitted Transferee of such Holder. Notwithstanding the foregoing, this Section 3.4 shall not be applicable to or otherwise be binding on any Holder unless it is applicable to and otherwise binding on all Holders who hold at least one percent (1%) of the Company’s Common Shares and the Company causes all of its executive officers and directors to be similarly bound.

Section 3.5 Piggy-Back Registration.

(a) If at any time on or after the date hereof, the Company proposes to register Common Shares under the Securities Act (other than (i) a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes, or (ii) a registration statement with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act or any successor rule promulgated for similar purposes), whether or not for sale for its own account (including, without limitation, any registration effected pursuant to Section 3.1 hereof), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, each Holder shall have the right to include in such registration all or part of the Registrable Securities held by such Holder (the “Piggyback Registration Right”). At such time, the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to register Common Shares.

(b) Any Holder wishing to exercise its Piggyback Registration Right shall deliver to the Company a written notice within fifteen (15) days after the receipt of the Company’s notice. Such Holder’s written notice shall specify the number of Common Shares intended to be disposed of by such Holder, which might be all or a portion of such Holder’s Registrable Securities. The Company will, subject to Sections 3.5(c) and (f) below, use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (x) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (including entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company), as may be customary or appropriate in combined primary and secondary offerings.

(c) If a registration requested pursuant to this Section 3.5 involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least one (1) day prior to the first use of a preliminary prospectus in connection with such registration, not to register such securities in connection with such registration.

(d) All Holders of Registrable Securities requesting to be included in any registration shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Holder or the Registrable Securities owned by such Holder in connection with such registration and shall enter into such undertakings and take such other action relating to a proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of a securities exchange listing or otherwise to effectuate an offering.

(e) The Company shall pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this Section 3.5. All Selling Expenses applicable to Registrable Securities sold by Holders incurred in connection with each registration pursuant to this Section 3.5 shall be borne by the Holders of the Registrable Securities so registered pro rata based on the number of securities so registered.

(f) If a registration pursuant to this Section 3.5 involves an underwritten offering and the managing underwriter determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter, should be included, and the securities to be included in the underwriting shall be allocated, first, to the Company and, second, pro rata to all other requesting Holders on the basis of the relative number of Registrable Securities then requested to be sold by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner).

Section 3.6 Indemnification. In the event Common Shares are sold by Holders pursuant to the Offering or any Registrable Securities are included in a Shelf Registration under Section 3.1 or in a registration statement pursuant to Section 3.5:

(a) Indemnity by the Company. Without limitation of any other indemnity provided to any Holder, to the extent permitted by law, the Company will indemnify and hold harmless each Holder, the Affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act), and each Person, if any, who controls such Holder or underwriter (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, as and when incurred, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement (including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto or any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) related thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any other violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse each such Holder, Affiliate, officer, director, partner, underwriter or controlling person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation which occurs (A) in reliance upon and in conformity with written information furnished expressly for use in the Offering registration statement or the Shelf Registration Statement or Prospectus by any such Holder or any officer, director, partner or controlling person thereof or (B) by such Holder’s failure to deliver a copy of the Offering registration statement or the Shelf Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

(b) Indemnity by Holders. In connection with any registration in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Shelf Registration Statement or Prospectus or registration statement pursuant to Section 3.5 and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation occurs in reliance upon and in conformity with any information so furnished in writing by such Holder expressly for use in the Shelf Registration Statement or Prospectus or registration statement pursuant to Section 3.5 or by virtue of such Holder’s failure to deliver a copy of the Shelf Registration Statement or Prospectus or registration statement pursuant to Section 3.5 or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same; provided that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement or registration statement pursuant to Section 3.5.

(c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 3.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties and the indemnified party may participate in such defense at such party’s expense;

provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that the indemnifying party shall not be responsible for the fees and expenses of more than one counsel for the indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.6 only if and to the extent that such failure is materially prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 3.6.

(d) Contribution. If the indemnification provided for in this Section 3.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 3.6(d) shall be limited to an amount equal to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Shelf Registration Statement or registration statement pursuant to Section 3.5 that gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or expense or any substantially similar loss, claim, damage, liability or expense arising from the sale of such Registrable Securities).

(e) Survival of Indemnity and Contribution. The indemnification and contribution provided by this Section 3.6 shall be a continuing right to indemnification and contribution and shall survive the registration and sale of any securities by any Person entitled to indemnification and contribution hereunder and the expiration or termination of this Agreement.

Section 3.7 Rule 144; Reports under Exchange Act. From and after the time of the effective date of the Shelf Registration Statement filed with the Commission pursuant to Section 3.1(a), in order to permit the Holders to sell the Registrable Securities they hold, if they so desire, from time to time pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities to the public without registration (the “Resale Rules”), the Company will:

(a) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules;

(b) make and keep adequate and current public information available, as those terms are understood and defined in the Resale Rules, at all times;

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act as required by the Resale Rules;

(d) furnish annually to all Holders material containing the information required by Rule 14a-3(b) under the Exchange Act and Items 401, 402 and 403 of Regulation S-K of the Commission;

(e) furnish to any Holder so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Resale Rules, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities to the public without registration; and

(f) take any action (including cooperating with the Holder to cause the transfer agent to remove any restrictive legends on such securities) as shall be reasonably requested by any Holder or which shall otherwise facilitate the sale of Registrable Securities from time to time by the Holders pursuant to the Resale Rules.

ARTICLE 4

MISCELLANEOUS

Section 4.1 Notices. In order to be deemed effective, all documents to be delivered and all notices, approvals, authorizations, demands, requests, reports and/or consents to be given or obtained by any party to this Agreement shall be deemed received, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, when actually delivered as aforesaid, except that such delivery shall be prior to 5:00 p.m., recipient’s time, on any Business Day and if a notice is not delivered on a Business Day or is delivered after 5:00 p.m., recipient’s time, such notice shall be deemed to have been received by such recipient at the commencement of such recipient’s first Business Day next following the time of delivery, (ii) if sent by overnight mail or international courier, when actually delivered as aforesaid, except that such delivery shall be prior to 5:00 p.m., recipient’s time, on any Business Day and if a notice is not delivered on a Business Day or is delivered after 5:00 p.m., recipient’s time, such notice shall be deemed to have been received by such recipient at the commencement of such recipient’s first Business Day next following the time of delivery, (iii) if sent by email or facsimile transmission, prior to 5:00 p.m., recipient’s time, on any Business Day and if a notice is not transmitted on a Business Day or is transmitted after 5:00 p.m., recipient’s time, such notice shall be deemed to have been received by such recipient at the commencement of such recipient’s first Business Day next following transmission of such notice, provided that confirmatory notice is sent promptly thereafter by first-class mail, postage prepaid, and (iv) if delivered by hand, on the date of receipt, at the address set forth below:

(a)	To the Company:

InfraREIT, Inc.

1807 Ross Avenue, 4th Floor

Dallas, Texas 75201

Attention: General Counsel

Facsimile:

Email Address: Legal@Huntutility.com

(b)	To any Holder:

to the address of such Holder as it appears in the Company’s records.

The above addresses may be changed for future communications or delivery of notice hereunder by giving notice of such change to the others listed above in the manner prescribed by this Section 4.1. All notices shall be deemed effective when received by all applicable parties at the addresses set forth above (as such addresses may be changed by the parties in accordance herewith). Notwithstanding the foregoing, no notice shall be deemed ineffective because of any party’s refusal to accept delivery at the address specified for the giving of such notice in accordance herewith.

Section 4.2 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 4.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and each of the Holders (including, for the avoidance of doubt, (x) any subsequent holder of Registrable Securities, whether or not any express assignment has been made and (y) any entity which is the successor to the Company by merger, consolidation or similar transaction); provided, however, that upon any Transfer of Registrable Securities pursuant to a registration statement or under any Resale Rule that permits a Holder to sell Registrable Securities to the public without registration, this Agreement shall not inure to the benefit of the transferee; and provided, further, that the term “Holder” as used in this Agreement shall include any transferee to whose benefit this Agreement has so inured.

Section 4.4 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and Holders then holding a majority of the outstanding Registrable Securities; provided, however, that the effect of any such amendment will be that the consenting Holders will not be treated more favorably than all other Holders (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Securities held by such Holders); and provided, further, that without the consent of any other Holder, but with the written agreement of the Company (other than in the case of a waiver of any right to which a Holder is entitled hereunder), any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement with respect to such Holder if such action does not adversely affect the rights or interest of any other Holder and such agreements do not provide any more favorable rights to such Holder than the rights set forth herein. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

Section 4.5 Additional Holders.

(a) Notwithstanding the provisions of Section 4.3, additional Persons may be added as Holders under this Agreement in connection with the acquisition of Common Shares by such Persons by executing a joinder to this Agreement and such Person shall become a Holder for all purposes of this Agreement.

(b) The Company will not enter into any contract, arrangement or understanding from and after the date hereof with any future Holders with respect to Common Shares that has the effect of establishing rights or otherwise benefiting such person in a manner more favorable in any material respect with respect to the matters contemplated by Article 3 of this Agreement than the rights and benefits established in favor of the Holders with respect to Common Shares pursuant to this Agreement, unless the Company shall grant similar rights or benefits in favor of the Holders party hereto.

Section 4.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, provided, however, if performance of any provision of this Agreement, at the time such performance shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be performed shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect. The parties shall negotiate in good faith a replacement clause or provision as consistent with the ineffective clause or provision as is practicable under law.

Section 4.7 Counterparts. This Agreement may be executed and delivered in one or more counterparts (including by means of facsimile or electronic mail transmission), each of which when so executed and delivered shall be deemed an original, none of which need contain the signatures of each of the parties hereto and all of which together shall constitute one and the same instrument binding on all the parties hereto. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 4.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

Section 4.9 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR IN A UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN AND OF A UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 4.11 Entire Understanding. This Agreement contains the entire understanding and agreement among the parties with respect to the subject matter hereof and supersedes any prior written or oral understandings or agreements among them with respect thereto, including the Original Agreement.

Section 4.12 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no provisions of this Agreement shall be deemed to confer upon any other party any remedy, claim, liability, reimbursement, cause of action or other right.

Section 4.13 No Presumption Against Drafter. Each of the parties hereto have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights and Lock-Up Agreement as of the date and year first above written.

INFRAREIT, INC.
a Maryland corporation

By:	/s/ Ben Nelson
Name:	Ben Nelson
Title:	Senior Vice President and General Counsel

[Signature Page to Registration Rights and Lock-Up Agreement]

Schedule A

Holders

John Hancock Life Insurance Company (U.S.A.)

Marubeni Corporation

MC Transmission Holdings, Inc.

OPTrust N.A. Holdings Trust

Teachers Insurance and Annuity Association of America

Hunt-InfraREIT, L.L.C.

The names of other individuals on file with the Company

Schedule A-1

EXHIBIT A

INFRAREIT, INC.

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of Common Stock, par value $0.01 per share (“Common Shares”), of InfraREIT, Inc. (the “Company”) and/or units of limited partnership interests (“Partnership Units” and, together with the Common Shares, the “Registrable Securities”) of InfraREIT Partners, L.P. (the “Operating Partnership”), understands that the Company has filed or intends to file with the Securities and Exchange Commission one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Amended and Restated Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”), dated January 29, 2015, among the Company and the holders listed on Schedule A thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. To be included in a Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein as promptly as practicable after receipt of this request, but in no event later than twenty (20) Business Days thereafter. We will give notice of the filing and effectiveness of the Shelf Registration Statement by issuing a press release and by mailing a notice to the holders of Registrable Securities at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to acquire and/or sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in a Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in a Shelf Registration Statement and the related prospectus.

Exhibit A-1

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Security Holder:

	(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

	(d)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

Exhibit A-2

3.	Beneficial Ownership of Registrable Securities: Type of Registrable Securities beneficially owned, and number of Common Shares and/or Partnership Units, as the case may be, beneficially owned:
4.

Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

Exhibit A-3

5.	Broker-Dealer Status:

(a) Is the Selling Security Holder a broker-dealer?

Yes              No ____

(b) If the Selling Security Holder is a broker-dealer, did the Selling Security Holder receive the Registrable Securities as compensation for investment banking services to the Company?

Yes ____     No ____

Note: If “yes” to Question 5(b), the Commission’s staff has indicated that the Selling Security Holder should be identified as an underwriter in the Registration Statement and related prospectus.

(c) Is the Selling Security Holder an affiliate of a broker-dealer?

Yes ____     No ____

(d) If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Security Holder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be sold, the Selling Security Holder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ____     No ____

Note: If “no” to Question 5(d), the Commission’s staff has indicated that the Selling Stockholder should be identified as an underwriter in the Registration Statement and related prospectus.

6.

Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

Exhibit A-4

7.

Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

(i)     on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii)    in the over-the-counter market;

(iii)  in transactions other than on such exchanges or services or in the over-the-counter market; or

(iv)   through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:	In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

Exhibit A-5

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as and to the extent provided therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the applicable Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the applicable Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the applicable Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of law.

Exhibit A-6

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By
Name: Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

InfraREIT, Inc.

1807 Ross Avenue, 4th Floor

Dallas, Texas 75201

Attention: General Counsel

Exhibit A-7